WESTERN ASSET FUNDS, INC.

Western Asset Absolute Return Portfolio

Western Asset Core Bond Portfolio

Western Asset Core Plus Bond Portfolio

Western Asset Enhanced Equity Portfolio

Western Asset Global Strategic Income Portfolio

Western Asset High Yield Portfolio

Western Asset Inflation Indexed Plus Bond Portfolio

Western Asset Intermediate Bond Portfolio

Western Asset Intermediate Plus Bond Portfolio

Western Asset Limited Duration Bond Portfolio

Western Asset Non-U.S. Opportunity Bond Portfolio

SUPPLEMENT DATED JUNE 14, 2010

TO THE PROSPECTUS

DATED APRIL 30, 2010

The following sentence replaces, and to the extent inconsistent therewith, supersedes the first sentence found in the funds’ Prospectus on page 87 under the heading “Redeeming shares”:

Fund shares may be redeemed through four methods: (1) by sending a written request for redemption to Legg Mason funds, P.O. Box 55214, Boston, MA 02205-8504; (2) by faxing a request to Legg Mason Investor Services—Institutional, c/o BFDS, at 1-816-218-0462; (3) by calling Legg Mason Institutional Services at 1-888-425-6432; or (4) by wire communication with the Transfer Agent.

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